Other receivables, net (Details) - USD ($)	Dec. 31, 2024	Jun. 30, 2024
Other receivables, net
Advances to third parties	$ 1,196,601	$ 1,996,944
Interest receivables	131,667	97,917
Receivable due from buyer of disposed entities	2,582,761	2,582,761
Total other receivables	3,911,029	4,677,622
Less: allowance for expected credit losses	(2,975,664)	(2,972,289)
Total other receivables, net	$ 935,365	$ 1,705,333